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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2002

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                           LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)


            Maryland                        1-11437                     52-1893632
(State or other jurisdiction of      (Commission File Number)         (IRS Employer
         Incorporation)                                             Identification No.)

   6801 Rockledge Drive, Bethesda, Maryland                             20817
   (Address of principal executive offices)                          (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ------------




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Item 9.  Regulation FD Disclosure

       On August 8, 2002, Vance D. Coffman, Chairman and Chief Executive Officer, and Christopher E. Kubasik, Senior Vice President and Chief Financial Officer, of Lockheed Martin Corporation each signed the sworn statements required by Securities and Exchange Commission Order No. 4-460. The two statements are furnished as Exhibit 99.1 and 99.2 to this report and are incorporated by reference herein.




                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LOCKHEED MARTIN CORPORATION



                                             /s/ Rajeev Bhalla
                                         ---------------------------------------
                                             Rajeev Bhalla
                                             Vice President and Controller


August 8, 2002

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Exhibit Index to Lockheed Martin Corporation Current Report on Form 8-K dated
August 8, 2002

      Exhibit No.        Description
      -----------        -----------

         99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings dated August 8, 2002

         99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings dated August 8, 2002